UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

MERIDIAN BIOSCIENCE, INC.
 (Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 271-3700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A representative from Meridian Bioscience, Inc. (the “Company” or “Registrant”) is providing a presentation at the Sidoti & Company, LLC Fourteenth Annual New York Growth Institutional Investor Forum in New York, New York on March 24, 2010. A copy of the presentation (the “Presentation”) is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Information in the Presentation contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses, consolidation within the industry and other factors described in the Presentation and in the Company’s filings with the Securities and Exchange Commission.

The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit No.	Description
99.1	Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: March 23, 2010

By: /s/ Melissa Lueke
Melissa Lueke
Executive Vice President and
Chief Financial Officer
(Principal Accounting Officer)